                                                                   EXHIBIT 10.04

                          AMENDMENT NUMBER THREE TO THE
                            EASTMAN CHEMICAL COMPANY
                             BENEFIT SECURITY TRUST

         THIS AMENDMENT to the Eastman Chemical Company Benefit Security Trust (the "Trust") is adopted by Eastman Chemical Company (the "Company"), and Wachovia Bank, N.A., as Trustee (the "Trustee"), and is consented to by the Steering Committee, effective as of January 2, 2002.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Trustee adopted the Trust as of December 24, 1997; and

         WHEREAS, the Company, acting through the Benefit Plans Committee, wishes to amend the Trust, with the consent of the Trustee and the Steering Committee, to (i) remove the Deed to Secure Debt described in Appendix C to the Trust (the "Deed to Secure Debt") as a Security Interest under the Trust; and
(ii) to substitute for the Warrant described in Appendix C to the Trust (the "Deed to Secure Debt") an amended and restated Warrant;

         NOW, THEREFORE, the Trust is hereby amended as follows:

                                       1.

         Appendix C is hereby amended to read as follows:

                                   "APPENDIX C
                   SECURITY INTERESTS AND UNDERLYING PROPERTY

       SEE ATTACHED AMENDED AND RESTATED WARRANT DATED DECEMBER ___, 2001"

                                       2.

         Notwithstanding the fact that the Trust may continue to have references to a Deed of Trust, effective January 2, 2002, the only Security Interest under the Trust shall be the Amended and Restated Warrant described in Appendix C to the Trust.

                                       3.

         This Amendment shall be effective as of January 2, 2002. Except as amended herein, the Trust shall remain in full force and effect.


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         IN WITNESS WHEREOF, this Amendment has been executed by the Benefit
Plans Committee of the Company and by the Trustee, and has been consented to by the Steering Committee, effective as of January 2, 2002.

                                         EASTMAN CHEMICAL COMPANY
                                         BENEFIT PLANS COMMITTEE


                                         ---------------------------------------
                                         Earnest W. Deavenport


                                         ---------------------------------------
                                         Theresa K. Lee


                                         ---------------------------------------
                                         B. Fielding Rolston


                                         ---------------------------------------
                                         James P. Rogers



                                         WACHOVIA BANK, N.A., as Trustee


                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------

                                         Date:
                                              ----------------------------------


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APPROVED ON BEHALF OF THE STEERING COMMITTEE:


------------------------------------
E.W. Deavenport


------------------------------------
J.L. Chitwood


------------------------------------
B.W. DeVinney


------------------------------------
B.F. Rolston


------------------------------------
A.R. Rothwell


------------------------------------
H.L. Henderson


------------------------------------
R.W. Bourne


------------------------------------
T.O. Nethery


------------------------------------
D.K. Williams


------------------------------------
J.P. Rogers


                                       71